UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

INFORMATION REQUIRED IN Information STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Information Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

Datavault AI Inc.

(Name of Registrant as Specified in its Charter)

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☐	Fee paid previously with preliminary materials.
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DATAVAULT AI INC.

15268 NW GREENBRIER PKWY

BEAVERTON, OR 97006

NOTICE OF ACTION TAKEN PURSUANT TO WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You are not being asked to take or approve any action.

This Information Statement is being provided to you solely for your information.

To Our Stockholders:

This information statement (the “Information Statement”) is first being furnished by Datavault AI Inc., a Delaware corporation (the “Company”, “we”, “us”, “our”, or “Datavault”) on or about [*], 2025 to the holders of record of the outstanding common stock of the Company, $0.0001 par value per share (the “Common Stock”), on August 4, 2025, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by written consent in lieu of a meeting, on August 4, 2025 (the “Written Consent”) by the stockholders of a majority of shares of Common Stock issued and outstanding (the “Majority Stockholders”) of the Company.

The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the General Corporation Law of the State of Delaware and our bylaws, as amended (the “Bylaws”) to approve the actions described herein. Accordingly, they are not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to the stockholders.

The Written Consent:

1. approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to certain (i) senior secured convertible notes having an aggregate principal amount of $6,666,666 (the “Initial Notes”) for an aggregate purchase price of $6,000,000 and (ii) senior secured convertible notes having an aggregate principal amount of $6,666,666 (the “Additional Notes”, and together with the Initial Notes, the “Notes”) in the aggregate maximum amount of 130,847,236 shares assuming the Floor Price (as defined in the Notes);

2. approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to certain exchange agreements (each, an “Exchange Agreement”) between the Company and certain holders (the “Holders”) of the Company’s common stock purchase warrants, pursuant to which the Holders agreed to exchange (a) their common stock purchase warrants (the “Original Warrants”) exercisable for an aggregate of approximately 31 million shares of Common Stock, for (b) the same number of shares (the “Exchange Shares”) of Common Stock, subject to receipt of stockholder approval (the “Stockholder Approval”); and

3. approved, for purposes of complying with Nasdaq Listing Rule 5635(d), to the extent required, the issuance of shares of Common Stock in accordance with certain senior secured convertible notes issued on April 3, 2025 and May 21, 2025 (collectively, the “Prior Notes”), as amended by a certain Senior Secured Convertible Note Amendment (the “Note Amendment”).

As described in this Information Statement, the foregoing actions were approved unanimously by the Board and subsequently by the Majority Stockholders by Written Consent.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. This Information Statement will be first distributed to you on or about [*], 2025.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

[*], 2025	By Order of the Board of Directors,

/s/ Nathaniel Bradley
Nathaniel Bradley
Director and Chief Executive Officer

TABLE OF CONTENTS

INFORMATION STATEMENT FOR STOCKHOLDERS	1
General Information	1
Vote Required	2
Delivery of Documents to Stockholders Sharing an Address	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	5
ACTION ONE – APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE NOTES IN THE AGGREGATE MAXIMUM AMOUNT OF 130,847,236 SHARES ASSUMING THE FLOOR PRICE	6
Summary	6
Background	6
Effect of Issuance of Additional Securities	6
Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval	6
Additional Information	7
Vote Required	7
ACTION TWO – APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE EXCHANGE AGREEMENTS	8
Summary	8
Background	8
Effect of Issuance of Additional Securities	8
Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval	8
Additional Information	8
Vote Required	8
ACTION THREE – APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN ACCORDANCE WITH THE PRIOR NOTES AS AMENDED BY THE NOTE AMENDMENT	9
Summary	9
Background	9
Effect of Issuance of Additional Securities	10
Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval	10
Additional Information	10
Vote Required	10
ADDITIONAL INFORMATION	11

INFORMATION STATEMENT FOR STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

This information statement (the “Information Statement”) is being mailed or otherwise furnished by Datavault AI Inc., a Delaware corporation (the “Company”, “we”, “us”, “our”, or “Datavault”) on or about [*], 2025 to the holders of record of the outstanding common stock of the Company, $0.0001 par value per share (the “Common Stock”) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by written consent in lieu of a meeting, on August 4, 2025 (the “Written Consent”) by the stockholders of a majority of shares of Common Stock issued and outstanding (the “Majority Stockholders”) of the Company.

The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the General Corporation Law of the State of Delaware (“DGCL”) and our bylaws, as amended (the “Bylaws”) to approve the actions described herein. Accordingly, they are not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to the stockholders.

Copies of this Information Statement are first being sent on or about [*], 2025 to the holders of record on August 4, 2025 (the “Record Date”) of the outstanding shares of Common Stock.

This Information Statement is being furnished by us to our stockholders as of the Record Date, to inform our stockholders that the Board of directors of the Company (the “Board”) and the Majority Stockholders, have taken and approved the following actions:

1. approved, for purposes of complying with Nasdaq Listing Rule 5635(d); the issuance of shares of Common Stock pursuant to certain (i) senior secured convertible notes having an aggregate principal amount of $6,666,666 (the “Initial Notes”) for an aggregate purchase price of $6,000,000 and (ii) senior secured convertible notes having an aggregate principal amount of $6,666,666 (the “Additional Notes”, and together with the Initial Notes, the “Notes”) in the aggregate maximum amount of 130,847,236 shares assuming the Floor Price (as defined in the Notes);

2. approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to certain exchange agreements (each, an “Exchange Agreement”) between the Company and certain holders (the “Holders”) of the Company’s common stock purchase warrants, pursuant to which the Holders agreed to exchange (a) their common stock purchase warrants (the “Original Warrants”) exercisable for an aggregate of approximately 31 million shares of Common Stock, for (b) the same number of shares (the “Exchange Shares”) of Common Stock, subject to receipt of stockholder approval (the “Stockholder Approval”); and

3. approved, for purposes of complying with Nasdaq Listing Rule 5635(d), to the extent required, the issuance of shares of Common Stock in accordance with certain senior secured convertible notes issued on April 3, 2025 and May 21, 2025 (collectively, the “Prior Notes”), as amended by a certain Senior Secured Convertible Note Amendment (the “Note Amendment”).

No dissenters’ or appraisal rights under the DGCL are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

Vote Required

To be approved, the above actions must receive the affirmative vote of a majority of the issued and outstanding shares of our capital stock entitled to vote, voting together as a single class, which has already occurred by virtue of the Written Consent signed by the Majority Stockholders. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder. As of the Record Date, the Company had 97,692,374 shares of Common Stock outstanding.

Delivery of Documents to Stockholders Sharing an Address

We will send only one copy of the Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement or other corporate materials to a stockholder at a shared address to which a single copy of the Information Statement was delivered. Additionally, if current stockholders with a shared address received multiple copies of the Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement to the Company at Corporate Secretary, 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006, telephone: (408) 627-4716.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 22, 2025, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 98,692,374 shares of Common Stock outstanding as of August 22, 2025. The percentage ownership information shown in the table excludes (i) 31,232,173 shares of Common Stock issuable upon exercise of outstanding Common Stock purchase warrants (such number of shares of Common Stock includes the Exchange Shares, pursuant to the Exchange Agreements), (ii) 1,150,014 restricted stock units (“RSUs”) that have been issued but have not vested and (iii) 9,095,195 shares of Common Stock underlying restricted stock awards subject to time based vesting granted pursuant to our 2018 Long-term Incentive Plan (the “LTIP”) and 2,315,000 shares of Common Stock underlying restricted stock awards subject to performance conditions granted pursuant to the LTI, (iv) up to an aggregate of 1,750 shares of Common Stock issuable upon conversion of all outstanding shares of Series B Convertible Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock”) (which shares of Series B Preferred Stock assume the exercise of all 1,750 Series B Preferred Stock purchase warrants), (v) 5,000,000 shares of Common Stock issuable pursuant to the Share Exchange Agreement (the “NYIAK Share Agreement”) between the Company and NYIAX, Inc. (“NYIAX”), (vi) shares of Common Stock issuable under certain senior secured convertible notes issued pursuant to the securities purchase agreement between the Company and the investors signatories to the purchase agreement entered into on March 31, 2025, and (vii) shares of Common Stock issuable under certain senior secured convertible notes issued on August 6, 2025, pursuant to the securities purchase agreement between the Company and the investors signatories to the purchase agreement entered into on August 4, 2025.

Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission (“SEC”) and generally means that a holder has beneficial ownership of a security if such holder possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of August 22, 2025. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of August 22, 2025 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table is c/o Datavault AI Inc., 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006.

Name and Address of Beneficial Owner(1):	Number	Percentage
Directors and executive officers:
Directors and named executive officers:
Nathaniel Bradley, Chief Executive Officer and Board member(2)	9,085,043	8.93%
Brett Moyer, Chief Financial Officer and Chairman of the Board	898,419	*
		*
Dr. Jeffrey M. Gilbert, Director	120,363	*
David Howitt, Director	120,362	*
Helge Kristensen, Director	120,363	*
Sriram Peruvemba, Director	120,362	*
Robert Tobias, Director	120,362	*
Wendy Wilson, Director	120,366	*
Kimberly Briskey, Director	115,669	*
Gary Williams (3)	16,085	*
All directors and exec. officers as a group (10 persons)(4)	10,837,394	10.66%

* Less than 1.0%

(1)	Percentage of total voting power represents voting power with respect to all shares of our Common Stock. Holders of Common Stock are entitled to one (1) vote per share for each share of Common Stock held by them.

(2)	Includes 3,815,361 shares of common stock held directly by Mr. Bradley, 2,289,002 shares of common stock held directly by EOS Technology Holdings Inc. (of which Mr. Bradley is Chief Executive Officer and the sole director) and 2,980,680 shares of common stock held by Mr. Bradley’s spouse. Does not include the 1,050,000 Units from the Inducement Award Agreement, which contemplates 450,000 Units vesting in equal 3-month installments over a 36-month period beginning December 20, 2025, and 600,000 Units vesting subject to performance-based vesting conditions. The shares of common stock are beneficially owned both directly and indirectly, as outlined above, by Mr. Bradley. Mr. Bradley, as an officer and member of the board of directors of Data Vault, has the power to dispose of and the power to vote the shares of common stock beneficially owned by Data Vault. Mr. Bradley disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein, and the inclusion of these securities in this Report shall not be deemed an admission of beneficial ownership of such securities for purposes of Section 16 of the Exchange Act or for any other purposes.

(3)	Gary Williams, former VP of Finance and Principle Financial Officer, who resigned from the role on November 30, 2024, held 16,085 shares of common stock of the Company as of March 12, 2025.

(4)	See the information included in footnotes 2 and 3 above.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of Section 21I of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). These forward-looking statements, include, without limitation: statements regarding new products or services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of our management’s goals and objectives; statements concerning our competitive environment, availability of resources and regulation; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; and other similar expressions concerning matters that are not historical facts. Words such as “may”, “will”, “should”, “could”, “would”, “predicts”, “potential”, “continue”, “expects”, “anticipates”, “future”, “intends”, “plans”, “believes” and “estimates,” and variations of such terms or similar expressions, are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or our management’s good faith belief as of that time with respect to future events. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements due to a number of factors, including risks discussed in documents that we file with the SEC.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should review our subsequent reports filed with the SEC described in the sections of this Information Statement entitled “Additional Information,” all of which are accessible on the SEC’s website at www.sec.gov.

ACTION ONE

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE NOTES IN THE AGGREGATE MAXIMUM AMOUNT OF 130,847,236 SHARES ASSUMING THE FLOOR PRICE

Summary

The Board and Majority Stockholders approved the issuance of shares of Common Stock pursuant to the Notes, to the Purchasers (as defined below) pursuant to the Purchase Agreement (as defined below).

Background

As previously disclosed, on August 4, 2025 the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Purchasers agreed to purchase from the Company in a registered direct offering, the Notes, for an aggregate purchase price of $12,000,000, upon satisfaction of certain closing conditions applicable to the Initial Notes and Additional Notes, respectively. The closing of Initial Notes (the “Initial Closing”) occurred on August 6, 2025. The closing of the Additional Notes (the “Additional Closing,” and together with the Initial Closing, the “Closings”), subject to the satisfaction of certain additional closing conditions, will take place on or after the date that is 20 calendar days after the mailing by the Company this Information Statement.

The Notes are convertible at any time beginning on the date of Stockholder Approval at the option of the holders thereof, in whole or in part, into such number of shares of Common Stock (the “Conversion Shares”) at an initial conversion price equal to $1.00 per share (the “Conversion Price”). Alternatively, following the date of the Stockholder Approval, the Notes are convertible at the holder’s election, at a price (the “Alternate Conversion Price”) equal to the greater of (x) the Floor Price (as defined below) and (y) 80% of the lowest volume weighted adjusted price of the shares of Common Stock (the “VWAP”) in the twenty (20) trading days prior to the applicable conversion date (“Alternate Conversions”). The conversion price of the Notes is subject to a floor price of $0.1019 (the “Floor Price”).

The Notes contain 4.99/9.99% beneficial ownership limitations and customary provisions regarding events of defaults and negative covenants.

The Notes and Conversion Shares (as defined herein) were offered by the Company pursuant to a registration statement on Form S-3 (File No. 333-288538), which was initially filed with the Securities and Exchange Commission on July 7, 2025, and was declared effective by the Commission on July 9, 2025.

Effect of Issuance of Additional Securities

The issuance of the securities described above would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Purchasers beneficially own a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent the Conversion Shares are issued pursuant to the Notes.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

The issuance of the Conversion Shares was therefore approved by the Board and Majority Stockholders pursuant to Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Notes and the Purchase Agreement. The full text of each of the form of the Note and the Purchase Agreement were filed as exhibits to our Current Report on Form 8-K filed with the SEC on August 4, 2025.

Vote Required

Pursuant to the Company’s Bylaws, this action required the approval of Stockholders holding a majority of the issued and outstanding shares of our capital stock entitled to vote. Accordingly, this action was approved by the affirmative vote through the Written Consent by the Majority Stockholders.

ACTION TWO

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE EXCHANGE AGREEMENTS

Summary

The Board and Majority Stockholders approved the issuance of shares of Common Stock pursuant to the Exchange Agreements, to certain holders (the “Holders”) of the Company’s common stock purchase warrants.

Background

Pursuant to the Purchase Agreement, on August 4, 2025, the Company entered into the Exchange Agreements with the Holders of certain of the Company’s common stock purchase warrants. Pursuant to the Exchange Agreements, the Holders agreed to exchange (a) their Original Warrants exercisable for an aggregate of approximately 31 million shares of Common Stock, for (b) the same number of shares Exchange Shares of Common Stock, subject to receipt of the Stockholder Approval.

The Exchange Shares, subject to receipt of the Stockholder Approval, will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) thereof.

Effect of Issuance of Additional Securities

The issuance of the securities described above would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Holders beneficially own a significant amount of shares of our Common Stock, they could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership upon the issuance of the Exchange Shares.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

The issuance of the Exchange Shares was therefore approved by the Board and Majority Stockholders pursuant to Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Exchange Agreements. The full text of the form of the Exchange Agreements was filed as exhibit to our Current Report on Form 8-K filed with the SEC on August 4, 2025.

Vote Required

Pursuant to the Company’s Bylaws, this action required the approval of Stockholders holding a majority of the issued and outstanding shares of our capital stock entitled to vote. Accordingly, this action was approved by the affirmative vote through the Written Consent by the Majority Stockholders.

ACTION THREE

APPROVAL OF THE ISSUANCE OF SHARES OF COMOMN STOCK IN ACCORDANCE WITH THE PRIOR NOTES AS AMENDED BY THE NOTE AMENDMENT

Summary

The Board and Majority Stockholders approved the issuance of shares of Common Stock in accordance with the Prior Notes as amended by the Note Amendment.

Background

At the Initial Closing, the Company entered into agreements with the Purchasers to amend the Prior Notes under a securities purchase agreement dated as of March 31, 2025, between the Company and the Purchasers in accordance with the Note Amendment, pursuant to which the conversion price under an “Alternate Conversion” (as defined in the Prior Notes) was revised from (a) the greater of (x) the floor price set forth in the Prior Notes and (y) 90% of the lowest VWAP in the ten (10) trading days prior to the applicable date for the Alternate Conversion to (b) the greater of (x) the floor price set forth in the Prior Notes and (y) 80% of the lowest VWAP in the twenty (20) trading days prior to the applicable date for the “Alternate Conversion.”

Effect of Issuance of Additional Securities

The issuance of the securities described above would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Purchasers beneficially own a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Purchasers convert their Prior Notes as amended by the Note Amendment.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

The issuance of shares of Common Stock issuable upon conversion of the Prior Notes as amended by the Note Amendment was therefore approved by the Board and Majority Stockholders pursuant to Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Prior Notes and the Note Amendment. The full text of the form of Prior Notes was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on April 4, 2025 and the full text of the Note Amendment was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on August 4, 2025.

Vote Required

Pursuant to the Company’s Bylaws, this action required the approval of Stockholders holding a majority of the issued and outstanding shares of our capital stock entitled to vote. Accordingly, this action was approved by the affirmative vote through the Written Consent by the Majority Stockholders.

ADDITIONAL INFORMATION

Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.

Costs of the Information Statement

The Company is mailing this Information Statement and will bear the costs associated therewith. The Company is not making any solicitations. The Company will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.